UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 23, 2010

MFRI, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-966-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of MFRI, Inc. was held on June 23, 2010. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.

1.	Election of Directors
	For	Withheld	Broker Non-Votes
David Unger	3,042,294	2,033,385	935,562
Henry M. Mautner	3,023,980	2,051,699	935,562
Bradley E. Mautner	3,042,634	2,033,045	935,562
Dennis Kessler	2,996,581	2,079,098	935,562
Arnold F. Brookstone	2,998,723	2,076,956	935,562
Eugene Miller	2,984,609	2,091,070	935,562
Stephen B. Schwartz	2,998,723	2,076,956	935,562
Michael J. Gade	3,003,063	2,072,616	935,562
Mark A. Zorko	3,022,463	2,053,216	935,562

2.         Approval of the 2009 Non-Employee Directors Stock Option Plan

For	Withheld	Abstain	Broker Non-Votes
3,534,148	1,524,799	16,732	935,562

3.          Ratification of Grant Thornton as the Company’s auditors

For	Withheld	Abstain
5,997,552	3,700	9,989

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Secretary and Treasurer
(Principal Financial and Accounting Officer)